SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2010

General Automotive Company

(Exact name of registrant as specified in its charter)

Nevada	333-137755	20-3893833
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5422 Carrier Drive, Suite 309, Orlando, FL	32819
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 407 363-5633

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01(b) New Independent Accountants.

By action of the Registrant’s Audit Committee on January 29, 2010, of the Registrant approved the engagement of Silberstein Ungar, PLLC, as the new independent registered public accounting firm. During the two fiscal year periods ended December 31, 2008 and 2009 and subsequent interim periods until the engagement of Silberstein Ungar, PLLC, neither the Company, nor anyone on its behalf, consulted with Silberstein Ungar, PLLC on any matters described in Item 304(a)(2) of Regulation S-K. Silberstein Ungar, PLLC was engaged by the Registrant on February 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Automotive Company

/S/ SHAWN POWELL JOSEPH
Shawn Powell Joseph
Chief Financial Officer

Date: March 18, 2010